                                    RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                       THORATEC LABORATORIES CORPORATION

               ROBERT J. HARVEY and PAUL J. MUNDIE hereby certify.

               1. That they are the President and Assistant Secretary, respectively, of THORATEC LABORATORIES CORPORATION, a California corporation.

               2. The articles of incorporation of this corporation are amended and restated to read as follows:

               FIRST: The name of this corporation is THORATEC LABORATORIES CORPORATION.

               SECOND: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

               THIRD: The corporation elects to be governed by all the provisions of Division 1 of Title 1 of the California Corporation Code (as amended by act of the California Legislature, 1975-1976 regular session, effective January 1, 1977, as defined in Section 2300 of the California General Corporation Law) not otherwise applicable to this corporation under Chapter 23 of said Division I.

               FOURTH: This Corporation is authorized to issue only one class of shares, all of which shall be known as Common Stock. The total number of shares which this corporation is authorized to issue is 20,000,000.

     3. The foregoing amendment and restatement of the Articles of Incorporation has been duly approved by the Board of Directors of this corporation.

     4. The foregoing amendment and restatement of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporation Code of the State of California. The total number of outstanding shares of the corporation is 167,149. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.



                                   /s/ Robert J. Harvey
                                   ------------------------------------------
                                   Robert J. Harvey, President


                                   /s/ Paul J. Mundie
                                   ------------------------------------------
                                   Paul J. Mundie, Assistant Secretary


     The undersigned declare under penalty of perjury that the matters set forth on the foregoing certificate are true of their knowledge.

     Executed at San Francisco, California on December 10, 1980.




                                   /s/ Robert J. Harvey
                                   ------------------------------------------
                                   Robert J. Harvey


                                   /s/ Paul J. Mundie
                                   ------------------------------------------
                                   Paul J. Mundie

                          CERTIFICATE OF AMENDMENT OF
                           ARTICLES OF INCORPORATION





     ROBERT J. HARVEY AND PAUL J. MUNDIE certify that:

     1. They are the President and Assistant Secretary, respectively, of Thoratec Laboratories Corporation, a California corporation.

     2. Article Fourth of the Articles of Incorporation of this corporation is amended to read as follows:

     "This corporation is authorized to issue only one class of shares, all of which shall be known as Common Stock. The total number of shares which this corporation is authorized to issue is 20,000,000. Upon amendment of this article, each outstanding share is split into 4.896 shares."

     3. The foregoing amendment has been approved by unanimous written consent of the directors of this corporation.

     4. This corporation has only one class of shares outstanding. Accordingly, as provided in Section 902(c) of the California Corporations Code, no vote of shareholders is required to approve such amendment.



                                   /s/ Robert J. Harvey
                                   ------------------------------------------
                                       Robert J. Harvey


                                   /s/ Paul J. Mundie
                                   ------------------------------------------
                                       Paul J. Mundie


The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at San Francisco, California on December 22, 1980.



                                   /s/ Robert J. Harvey
                                   ------------------------------------------
                                       Robert J. Harvey


                                   /s/ Paul J. Mundie
                                   ------------------------------------------
                                       Paul J. Mundie

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION



          ROBERT J. HARVEY AND LOUIS A. McKELLAR certify that:

          1. They are the President and Secretary, respectively, of THORATEC LABORATORIES CORPORATION, a California corporation.

          2. Article Fourth of the Articles of Incorporation of this corporation is amended to read as follows:

              "This corporation is authorized to issue two classes of shares, which shall be known as Common Stock and Preferred Stock. The total number of shares of Common stock which this corporation is authorized to issue is 10,000,000, and the total number of shares of Preferred Stock which this corporation is authorized to issue is 2,500,000."

          3. Article Five is added to the Articles of Incorporation of this corporation as follows:

          "Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume that status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

     4. The foregoing amendment of and addition to the Articles of Incorporation has been duly approved by the Board of Directors.

     5. The foregoing amendment of and addition to the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation entitled to vote with respect to the amendment was 2,403,777. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this 16th day of August, 1982.

                                        /s/ Robert J. Harvey
                                        -----------------------------------
                                        Robert J. Harvey, President



                                        /s/ Louis A. McKellar
                                        -----------------------------------
                                        Louis A. McKellar, Secretary


     The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.

     Executed at Berkeley, California, on August 16, 1982.

                                        /s/ Robert J. Harvey
                                        ----------------------------------
                                        Robert J. Harvey

                                        /s/ Louis A. McKellar
                                        ----------------------------------
                                        Louis A. McKellar

                         CERTIFICATE OF DETERMINATION

                                       OF

                            SERIES A PREFERRED STOCK

                                       OF

                       THORATEC LABORATORIES CORPORATION



     Robert J. Harvey and Louis A. McKellar certify that:

     1. They are the president and the secretary, respectively, of Thoratec Laboratories Corporation, a California corporation.

     2. The number of shares of Preferred Stock which this corporation is authorized to issue is 2,500,000, none of which have previously been issued.

     3.   The Board of Directors has duly adopted the following resolutions:

     WHEREAS, the articles of incorporation authorize the Preferred Stock of the corporation to be issued in series and authorize the Board of Directors to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares and designation of any such series, and

     WHEREAS, the Board of Directors of this corporation desires to determine the rights, preferences, privileges and restrictions of, and fix the number of shares of, a series of Preferred Stock to be known as Series A Preferred Stock, now, therefore, it is

     RESOLVED that:

     (a) The designations of such series of Preferred Stock is Series A Preferred Stock and the number of shares of such series is 540,541 shares of Series A Preferred Stock.

     (b) The rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred Stock or the holders thereof are as follows:

     A.   Dividend Rights.

          1. Series A Preferred Stock Cumulative Dividends. The holders of Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the rate of $1.30 per annum payable in cash quarterly on the 1st day of August, November, February and May each year when and as declared by the Board of Directors. Such dividends shall accrue on each share of Series A Preferred Stock from the date of its original issuance and shall accrue from day to day whether or not declared or legally distributable. Such dividends shall be cumulative so that if such dividends in respect of any previous dividend period at the above specified rate shall not have been declared and paid or set apart for payment, the deficiency shall be declared and paid or set apart for payment, but without interest, before the payment of any dividend or distribution of assets on the Common Stock.

          2. Common Stock Dividends. At any time after all dividends on Series A Preferred Stock shall have been declared and paid or set apart for payment in accordance with the provisions of paragraph 1, dividends may be paid on outstanding Common Stock out of any funds legally available therefor. The holders of Series A

Preferred Stock shall not be entitled to participate in any dividends other than as provided in paragraph A1.

     B. Liquidation Preferences. In the event of any liquidation, dissolution and winding up of the corporation, whether voluntary or not, (1) the holders of Series A Preferred Stock shall be entitled to receive an amount equal to $9.25 per share plus all dividends accrued but unpaid before any amount shall be paid to holders of Common Stock and (2) the holders of Common Stock shall be entitled to receive pro rata all remaining assets.

         A merger, consolidation or conveyance of assets within the meaning of reorganization set forth at Section 181(c) of the California Corporations Code shall not be deemed to be a liquidation, dissolution or winding up within the meaning of the foregoing paragraph so long as the stockholders of this corporation shall continue as the stockholders of the continuing or combined corporation or the corporation to which assets are transferred.

     C. Voting Rights. Except as otherwise expressly provided by law, the holders of Common Stock shall have the exclusive right to notice of shareholders' meetings and the exclusive voting power in this corporation, each holder to have one vote for each share of Common Stock held; provided, however, the holders of Series A Preferred Stock shall be entitled to one vote for each share of Series A Preferred Stock standing in their names on the books of this corporation, with a vote of a majority of the issued and outstanding Series A Preferred Stock voting as a series (as distinguished from voting as part of a larger class) required for each of the following matters:

          1. Any matter which under California law requires the vote of Preferred Stock as a class or any series of Preferred stock as a series.

          2.  Issuance of any shares of Preferred Stock of this corporation.

          3. Any reorganization, merger, consolidation by or with this corporation and any transfer of all or substantially all of the assets of this corporation.

          4.  The amendment of this Certificate of Determination.

     D. Redemption of Preferred Stock. This corporation, at the option of the Board of Directors, may redeem at any time the whole or any part of the Series A Preferred Stock by paying $9.25 per share together with all accrued and unpaid dividends thereon (the "redemption price") to and including the date fixed for redemption (the "redemption date"). The corporation shall give notice of the redemption of any or all such shares by causing a notice of redemption to be mailed not earlier than 60 nor later than 30 days prior to the redemption date to the holders of record of the Series A Preferred Stock to be redeemed addressed to each such holder at the holder's post office address appearing on the records of the corporation or, if no address is shown, at the place where the principal executive office of the corporation is located. The notice of redemption shall set forth: (i) the class or series of shares or part of any class or series of shares to be redeemed;

(ii) the redemption date; (iii) the redemption price; and (iv) the place at which the shareholders may obtain payment of the redemption price upon surrender of their share certificates. In case of the partial redemption of Series A Preferred Stock, such redemption shall be pro rata among the various holders thereof or as determined by lot in the discretion of the Board of Directors. On or before the redemption date, each holder of shares called for redemption shall surrender the certificate representing such shares to the corporation at the place designated in the redemption notice and shall thereupon be entitled to receive payment of the redemption price on the redemption date. If less than all of the shares represented by a surrendered certificate are redeemed, the corporation shall issue a new certificate representing the unredeemed shares.

     If, on or before the redemption date, the corporation has cash funds available and has deposited for such purpose in trust with a bank or trust company sufficient funds to pay the redemption price in full to the holders of all shares called for redemption, the shares so called shall be deemed to be redeemed as of the date of deposit, dividends on those shares shall cease to accrue and no interest shall accrue on the redemption price from and after the redemption date. The right to convert said shares shall terminate at the close of business on the fifth day prior to the redemption date. Any amounts so deposited on account of the redemption price of shares converted subsequent to the date of deposit shall be repaid to the corporation forthwith upon the conversion of such shares.

     E. Conversion Rights. The holders of Series A Preferred Stock shall have conversion rights as follows:

          1. Each holder of Series A Preferred Stock may, on or after September 1, 1989, upon surrender of the certificates therefor, convert any or all Series A Preferred Stock held by such holder into a number of fully paid and nonassessable shares of Common Stock equal to (a) $9.25 plus any accrued and unpaid dividends with respect to such share divided by (b) $9.25 for each share of Series A Preferred Stock. Such option to convert shall be exercised by surrendering for such purposes to the corporation, at the office of the corporation or of any transfer agent for the Common Stock or Series A Preferred Stock, certificates representing the shares to be converted duly endorsed in blank or accompanied by proper instruments of transfer. Such conversion shall be deemed to have been made as of the date of such surrender of the Series A Preferred Stock and the person entitled to receive the Common Stock therefor shall be treated for all purposes as the record holder of such Common Stock on such date. If any shares of Series A Preferred Stock have been called for redemption, the right of conversion shall terminate as to such shares at the close of business on the fifth day preceding the redemption date.

          2. The number of shares of Common Stock into which shares of Series A Preferred Stock may be converted shall be subject to adjustments as follows with such adjustment to be effected if any of the following events occur at any time after the date of issuance of the Series A Preferred Stock and not from the date the Series A Preferred Stock becomes convertible:

         (a) In case the corporation shall be recapitalized through the subdivision or combination of its outstanding Common Stock into a larger or smaller number of shares, then in each such case the number of shares of Common Stock into which shares of Series A Preferred Stock may be converted shall be increased or reduced in the same proportion.

         (b) In case the corporation declares a dividend on Common Stock payable in Common Stock or securities convertible into Common Stock, then, as of the record date for determining the holders entitled to receive such dividend, the number of shares of Common Stock into which shares of Series A Preferred Stock may be converted shall be increased in proportion to the increase through such dividend of the number of outstanding shares of Common Stock.

         (c) In case the corporation determines to offer rights to the holders of Common Stock entitling them to subscribe to additional Common Stock or securities convertible into Common Stock, the corporation shall give written notice of such proposed rights offering to the holders of Series A Preferred Stock at least 15 days prior to the proposed record date. There shall be no adjustment in the conversion rate by virtue of such rights offering or by virtue of any sale of any class of securities of the corporation.

         (d) In case of any capital reorganization, including any reclassification of the capital stock of the corporation or any merger of the corporation with another corporation or the sale or conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock otherwise deliverable hereunder upon conversion of such share of Series A Preferred Stock would have been entitled upon such reorganization; and in any such case, appropriate adjustments (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock to the end that the provisions set forth herein (including provisions with respect to changes in, and other adjustments of, the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

         3. Whenever the amount of Common Stock or other securities deliverable upon the conversion of Series A Preferred Stock shall be adjusted pursuant to the provisions hereof, the corporation shall forthwith file, at its principal executive office and with any transfer agent for its Common Stock and Series A Preferred Stock, a statement signed by the Chief Executive Officer and Chief Financial Officer of the corporation stating the adjusted amount of its Common Stock or other securities deliverable per share of Series A Preferred Stock calculated to the nearest one-hundredth and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment is required hereunder.

          4. The corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares deliverable upon conversion of all the then outstanding Series A Preferred Stock and shall take all such action and obtain all such permits and orders as may be necessary to enable the corporation lawfully to issue such Common Stock upon the conversion of Series A Preferred Stock.

          5. No fractions of shares of Common Stock shall be issued upon the conversion of Series A Preferred Stock. In lieu of fractions, the corporation shall pay to the persons otherwise entitled to such fractions, an amount in cash equal to the fair market value of such fractional interests as determined by the Board of Directors.

     F. Status of Converted or Redeemed Stock. In case any shares of Series A Preferred Stock shall be converted pursuant to Section E hereof, or redeemed, the shares so converted or redeemed shall resume the status of authorized but unissued shares of Series A Preferred Stock but this corporation may not reissue or vote any such Series A Preferred Stock until all of the Series A Preferred

Stock designated by this Certificate have been redeemed and/or converted.

     G. No Preemptive Rights. No holder of either Common Stock or Preferred Stock shall have any preemptive right to purchase and/or subscribe to any additional shares of any class of stock which may be issued at any time by this corporation.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Determination on this 30th day of November, 1984.




                                   /s/ Robert J. Harvey
                                   ----------------------------
                                   Robert J. Harvey
                                   President



                                   /s/ Louis A. McKellar
                                   ----------------------------
                                   Louis A. McKellar
                                   Secretary


     Robert J. Harvey and Louis A. McKellar each declare under penalty of perjury that he has read the foregoing certificate and knows the contents thereof and that the same is true of his own knowledge.

     Executed at Berkeley, California, on November 30, 1984.



                                   /s/ Robert J. Harvey
                                   ----------------------------
                                   Robert J. Harvey



                                   /s/ Louis A. McKellar
                                   ----------------------------
                                   Louis A. McKellar

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION



ROBERT J. HARVEY and KATHLEEN COZZETTA certify that:

     1. They are the President and Secretary, respectively, of THORATEC LABORATORIES CORPORATION, a California corporation.

     2. Article Fourth of the Articles of Incorporation of this corporation is amended to read as follows:

          "This corporation is authorized to issue two classes of shares, which shall be known as Common Stock and Preferred Stock. The total number of shares of Common Stock which this corporation is authorized to issue is 50,000,000, and the total number of shares of Preferred Stock which this corporation is authorized to issue is 2,500,000."

     3. The foregoing amendment of the addition to the Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing amendment of and addition to the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation entitled to vote with respect to the amendment was 5,328,577.

The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this 28th day of June, 1985.


                                              /s/ Robert J. Harvey
                                              ----------------------------------
                                              Robert J. Harvey, President



                                              /s/ Kathleen Cozzetta
                                              ----------------------------------
                                              Kathleen Cozzetta, Secretary

     The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.

     Executed at Berkeley, California, on June 28, 1985.


                                              /s/ Robert J. Harvey
                                              ----------------------------------
                                              Robert J. Harvey



                                              /s/ Kathleen Cozzetta
                                              ----------------------------------
                                              Kathleen Cozzetta

                      AMENDED CERTIFICATE OF DETERMINATION

                                       OF

                     SERIES A AND SERIES B PREFERRED STOCK

                                       OF

                       THORATEC LABORATORIES CORPORATION


     Robert J. Harvey and Kathleen Cozzetta certify that:

     1. They are the president and the secretary, respectively, of Thoratec Laboratories Corporation, a California corporation.

     2. The number of shares of Preferred Stock which this corporation is authorized to issue is 2,500,000, of which 540,541 have previously been designated Series A Preferred Stock pursuant to a Certificate of Determination duly adopted by the Board of Directors and filed with the California Secretary of State on December 3, 1984.

     3.   The corporation has issued and there are presently outstanding
540,541 shares of Series A Preferred Stock and 6,349,087 shares of Common Stock.

     4. The Board of Directors and the holders of all of the outstanding shares of Series A Preferred Stock have duly adopted the following resolutions:

     WHEREAS, the articles of incorporation authorize the Preferred Stock of the corporation to be issued in series and authorize the Board of Directors to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares and designation of any such series, and

     WHEREAS, the Board of Directors has established a series of Preferred
Stock designated as Series A Preferred Stock pursuant to a Certificate of Determination filed December 3, 1984 with the California Secretary of State, and

     WHEREAS, this corporation has issued 540,541 shares of Series A Preferred Stock, and

     WHEREAS, the Board of Directors and the holders of the outstanding Series A Preferred Stock desire to amend the Certificate of Determination to authorize the issuance of a new series of Preferred Stock to be known as Series B Preferred Stock, and

     WHEREAS, the Board of Directors of this corporation desires to determine the rights, preferences, privileges and restrictions of, and fix the number of shares of, a series of Preferred Stock to be known as Series B Preferred Stock,

     NOW, THEREFORE, IT IS RESOLVED THAT:

     1. The designations of such series of Preferred Stock are Series A and Series B Preferred Stock and the number of shares of each such series is 540,541 shares of Series A Preferred Stock and 500,000 shares of Series B Preferred Stock.

     2. The rights, preferences, privileges and restrictions granted to or imposed upon the Series A and Series B Preferred Stock or the holders thereof are as follows:

     A.   Dividend Rights.

          1. Series B Preferred Stock Cumulative Dividends. The holders of Series B Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the rate of $.96 per annum payable in cash quarterly on the last day of March, June, September and December each year when and as declared by the Board of Directors. Such dividends shall accrue on each share of Series B Preferred Stock from the date of its original issuance and shall accrue from day to day whether or not declared or legally distributable. Such dividends shall be cumulative so that if such dividends in respect of any previous dividend period at the above specified rate shall not have been declared and paid or set apart for payment, the deficiency shall be declared and paid or set apart for payment, but without interest, before the payment of any dividend on the Series A Preferred Stock or Common Stock.

          2. Series A Preferred Stock Cumulative Dividends. The holders of Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the rate of $1.30 per annum payable in cash quarterly on the 1st day of August, November, February and May each year when and as declared by the Board of Directors. Such dividends shall accrue on each share of Series A Preferred Stock from the date of its original issuance and shall accrue from day to day whether or not declared or legally distributable. Such dividends shall be cumulative so that if such dividends in respect of any previous dividend period at the above specified rate shall not have been declared and paid or set apart for payment, the deficiency shall be declared and paid or set apart for payment, but without interest, before the payment of any dividend or distribution of assets on the Common Stock.

          3. Common Stock Dividends. At any time after all dividends on Series A and Series B Preferred Stock shall have been declared and paid or set apart for payment in accordance with the provisions of paragraphs A1 and A2, dividends may be paid on outstanding Common Stock out of any funds legally available therefor. The holders of Series B and Series A Preferred Stock shall not be entitled to participate in any dividends other than as provided in paragraph A1 and A2, respectively.

     B. Liquidation Preferences. In the event of any liquidation, dissolution and winding up of the corporation, whether voluntary or not, (1) the holders of Series B Preferred Stock shall be entitled to receive an amount equal to $8.00 per share plus any accrued but unpaid dividends before any amount shall be paid to holders of Series A Preferred Stock or Common Stock,
(2) thereafter, the holders of Series A Preferred Stock shall be entitled to receive an amount equal to $9.25 per share plus any accrued but unpaid dividends before any amount shall be paid to holders of Common Stock and (3) thereafter, the holders of Common Stock shall be entitled to receive pro rata all remaining assets.

          A merger, consolidation or conveyance of assets within the meaning of the term "reorganization" set forth at Section 181(c) of the California Corporations Code shall not be deemed to be a liquidation, dissolution or winding up within the meaning of the foregoing paragraph so long as the shareholders of the corporation shall continue as the shareholders of the continuing or combined corporation or the corporation to which such assets are transferred.

     C. Voting Rights. Except as otherwise expressly provided by law, the holders of Series B Preferred Stock and Common Stock shall have the exclusive right to notice of shareholders' meetings and the exclusive voting power in this corporation and shall vote together as a single class (except where a separate class vote is required by law or otherwise required by this paragraph C), each holder to have one vote for each share of Common Stock held and that number of votes for each share of Series B Preferred Stock held equal to the number of shares of Common Stock into which such share is convertible; provided, however, the holders of Series A Preferred Stock shall be entitled to one vote for each share of Series A Preferred Stock standing in their names on the books of this corporation, with a vote of a majority of the issued and outstanding Series A Preferred Stock voting as a series (as distinguished from voting as part of a larger class) required for each of the following matters:

          1. Any matter which under California law requires the vote of Preferred Stock as a class or any series of Preferred Stock as a series;

          2.   Issuance of any shares of Preferred Stock of this corporation;

         3. Any reorganization, merger, consolidation by or with this corporation and any transfer of all or substantially all of the assets of this corporation; and

         4.  The amendment of this Certificate of Determination;
provided further, that the holders of Series B Preferred Stock shall be entitled to one vote for each share of Series B Preferred Stock standing in their names on the books of this corporation, with a vote of a majority of the issued and outstanding Series B Preferred Stock voting as a series (as distinguished from voting as part of a larger class) required for each of the following matters:

         1. Any matter which, under California law, requires the vote of Preferred Stock as a class or any series of Preferred Stock as a series;

         2. Any reorganization, merger, consolidation by or with this corporation and any transfer of all or substantially all of the assets of this corporation; and

         3.  The amendment of this Certificate of Determination.

     D. Redemption of Series A and Series B Preferred Stock. This corporation, at the option of the Board of Directors, (i) may redeem at any time the whole or any part of the Series A Preferred Stock by paying $9.25 per share together with all accrued and unpaid dividends thereon (the "Series A redemption price") to and including the date fixed for redemption (the "redemption date"), and
(ii) may redeem at any time after five years after the date of issuance of each share by the corporation the whole or any part of the Series B Preferred Stock by paying $8.00 per share together with all accrued and unpaid dividends thereon (the "Series B redemption price") to and including the redemption date. The corporation shall give notice of the redemption of any or all such shares by causing a notice of redemption to be mailed not earlier than 60 nor later than 30 days prior to the redemption date to the holders of record of the Series A or Series B Preferred Stock to be redeemed addressed to each such holder at the holder's post office address appearing on the records of the corporation or, if no address is shown, at the place where the principal executive office of the corporation is located. The notice of redemption shall set forth: (i) the class or series of shares or part of any class or series of shares to be redeemed; (ii) the redemption date; (iii) the redemption price; and
(iv) the place at which the shareholders may obtain payment of the Series A or Series B redemption price, as the case may be, upon surrender of their share certificates. In case of the partial redemption of Series A or Series B Preferred Stock, such redemption shall be pro rata among the various holders thereof or as determined by lot in the discretion of the Board of Directors. On or before the redemption date, each holder of shares called for redemption shall surrender the certificate representing such shares to the corporation at the place designated in the redemption notice and shall thereupon be entitled to receive payment of the redemption price on the redemption date. If less than all of the shares represented by a surrendered certificate are redeemed, the corporation shall issue a new certificate representing the unredeemed shares.

         If, on or before the redemption date, the corporation has cash funds available and has deposited for such purpose in trust with a bank or trust company sufficient funds to pay the Series A or Series B redemption price, as the case may be, in full to the holders of all shares called for redemption, the shares so called shall be deemed to be redeemed as of the date of deposit, dividends on those shares shall cease to accrue and no interest shall accrue on the redemption price from and after the redemption date. The right to convert said shares shall terminate at the close of business on the fifth day prior to the redemption date. Any amounts so deposited on account of the Series A or Series B redemption price of shares converted subsequent to the date of deposit shall be repaid to the corporation forthwith upon the conversion of such shares.

     E. Conversion Rights. The holders of Series A Preferred Stock shall have conversion rights as follows:

         1. Each holder of Series A Preferred Stock may, on or after September 1, 1989, upon surrender of the certificates therefor, convert any or all Series A Preferred Stock held by such holder into a number of fully paid and nonassessable shares of Common Stock equal to (a) $9.25 plus any accrued and unpaid dividends with respect to such share dividend by (b) $9.25 for each share of Series A Preferred Stock. Such option to convert shall be exercised by surrendering for such purpose to the corporation, at the office of the corporation or of any transfer agent for the Common Stock or Series A Preferred Stock, certificates representing the shares to be converted duly endorsed in blank or accompanied by proper instruments of transfer. Such conversion shall be deemed to have been made as of the date of such surrender of the Series A Preferred Stock and the person entitled to receive the Common Stock therefor shall be treated for all purposes as the record holder of such Common Stock on such date. If any shares of Series A Preferred Stock have been called for redemption, the right of conversion shall terminate as to such shares at the close of business on the fifth day preceding the redemption date.

     2. Each holder of Series B Preferred Stock may, at any time, upon surrender of the certificates therefor, convert any or all Series B Preferred Stock in minimum denominations of 1,000 shares held by such holder into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) $8.00, multiplied by the number of shares to be converted by
(ii) the Conversion Price (as defined below) in effect at the time of conversion. The initial Conversion Price shall be $.80. The initial Conversion Price shall be subject to adjustment from time to time as provided below (as adjusted the "Conversion Price"). Any right to receive dividends which may be accrued and unpaid at the date of surrender for conversion shall terminate upon surrender for conversion, and no adjustment in the Conversion Price shall be made with respect to any dividends which may be accrued and unpaid at the date of surrender for conversion. Such option to convert shall be exercised by surrendering for such purpose to the corporation, at the office of the corporation or of any transfer agent for the Common Stock or Series B Preferred Stock, certificates representing the shares to be converted duly endorsed in blank or accompanied by proper instruments of transfer. Such conversion shall be deemed to have been made as of the date of such surrender of the Series B Preferred Stock and the person entitled to receive the Common Stock therefor shall be treated for all purposes as the record holder of such Common Stock on such date.

     The Conversion Price shall be subject to adjustment from time to time as follows:

     (i)(a) If the corporation shall issue or sell any Additional Stock (as defined below) subsequent to December 31, 1986 without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance or sale of such Additional Stock, the Conversion Price in effect immediately prior to the issuance or sale shall (except as otherwise provided in this clause (i)) be adjusted, as of the opening of business on the date of such issuance or sale, to a price calculated to the nearest cent, equal to the consideration per share received for such Additional Stock.

        (b) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting discounts, commissions or other selling expenses allowed, paid or incurred by the corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

     (c) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith on any reasonable basis by the Board of Directors.

     (d) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, options to purchase or rights to subscribe for securities by their terms convertible or exchangeable for Common Stock or securities by their terms convertible into or exchangeable for Common Stock (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

          (1) The consideration shall be the consideration (determined in the manner provided in paragraphs E.2(i)(b) and E.2(i)(c)), if any, received by the corporation upon the issuance of such options, rights or convertible or exchangeable securities plus the minimum purchase price provided in such options, rights or convertible or exchangeable securities for the Common Stock covered thereby.

          (2) In the event of any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such options, rights or convertible or exchangeable securities not converted or exchanged prior to such change or the options or rights related to such securities not converted or exchanged prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities.

                                  (3) Upon the expiration of any such options
or rights, the termination of any such rights to convert or exchange, the Conversion Price shall forthwith be readjusted to such Conversion Price in effect prior to the adjustment which was made upon the issuance of such options, rights or securities.

                         (ii) "Additional Stock" shall mean any shares of
Common Stock issued (or deemed to have been pursuant to paragraph E.2(i)(d)) by this corporation after December 31, 1986, other than

                              (a) shares of Common Stock and options and
warrants to issue shares of Common Stock aggregating 2,700,000 shares (as presently constituted) issuable to employees, officers, directors or consultants of the corporation directly or upon exercise of options; provided that the 2,700,000 shares shall reduced on a share-for-share basis to the extent the Company reduces the exercise price of any options outstanding on December 31, 1986 to a price less than $.80 per share;

                    (b) shares of Common Stock issuable upon exercise of warrants outstanding as of December 31, 1986;

                    (c) shares of Common Stock issued upon conversion of the Series B Preferred Stock; and

                    (d) warrants issued to Wells Fargo Bank, N.A. for the purchase of 1,000,000 shares of Common Stock at an exercise price of $.001 per share.

          3. The number of shares of Common Stock into which shares of Series A or Series B Preferred Stock may be converted shall be subject to adjustments as follows with such adjustment to be effected if any of the following events occur at any time after December 31, 1986:

               (a) In case the corporation shall be recapitalized through the subdivision or combination of its outstanding Common Stock into a larger or smaller number of shares, then in each such case the number of shares of Common Stock into which shares of Series A and Series B Preferred Stock may be converted shall be increased or reduced in the same proportion.

               (b) In case the corporation declares a dividend on Common Stock payable in Common Stock or securities convertible into Common Stock, then, as of the record date for determining the holders entitled to receive such dividend, the number of shares of Common Stock into which shares of Series A and Series B Preferred Stock may be converted shall be increased in proportion to the increase through such dividend of the number of outstanding shares of Common Stock.

               (c) In case the corporation determines to offer rights to the holders of Common Stock entitling them to subscribe to additional Common Stock or securities convertible or exchangeable into Common Stock, the corporation shall give written notice of such proposed rights offering to the holders of Series A and Series B Preferred Stock at least 15 days prior to the proposed record date. There shall be no adjustment in the conversion rate with respect to the Series A Preferred Stock by virtue of such rights offering or by virtue of any sale of any class of securities of the corporation. There shall, however, be an adjustment in the conversion rate with respect to the Series B Preferred Stock by virtue of such rights offering or by virtue of any class of securities of the corporation, determined in accordance with paragraph E(2).

               (d) In case of any capital reorganization, including any reclassification of the capital stock of the corporation or any merger of the corporation with another corporation or the sale or conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Series A and Series B Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock otherwise deliverable hereunder upon conversion of such share of Series A or Series B Preferred Stock would have been entitled upon such reorganization; and in any such case, appropriate adjustments (as determined in good faith on any reasonable basis by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A and Series B Preferred Stock to the end that the provisions set forth herein (including provisions with respect to changes in, and other adjustments of, the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A and Series B Preferred Stock.

          4. Whenever the amount of Common Stock or other securities deliverable upon the conversion of Series A or Series B Preferred Stock shall be adjusted pursuant to the provisions hereof, the corporation shall forthwith file, at its principal executive office and with any transfer agent for its Common Stock and Series A and Series B Preferred Stock, a statement signed by the Chief Executive Officer and Chief Financial Officer of the corporation stating the adjusted amount of its Common Stock or other securities deliverable per share of Series A or Series B Preferred Stock calculated to the nearest cent and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment is required hereunder, as the case may be.

       5. The corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares deliverable upon conversion of all the then outstanding Series A and Series B Preferred Stock and shall take all such action and obtain all such permits and orders as may be necessary to enable the corporation lawfully to issue such Common Stock upon the conversion of Series A and Series B Preferred Stock.

       6. No fraction of shares of Common Stock shall be issued upon the conversion of Series A or Series B Preferred Stock. In lieu of fractions, the corporation shall pay to the persons otherwise entitled to such fractions, an amount in cash equal to the fair market value of such fractional interests as determined by the Board of Directors.

       7. The issue of stock certificates on conversion of Series A or Series B Preferred Stock shall be made without charge to the converting shareholder, and the corporation shall pay any stock transfer tax with respect to the issue thereof; provided that the Common Stock deliverable upon conversion is issued in the name of the holder of the Series A or Series B Preferred Stock certificate converted.

     F.   Status of Converted or Redeemed Stock.  In case any shares of Series
A or Series B Preferred Stock shall be converted pursuant to paragraph E hereof, or redeemed, the shares so converted or redeemed shall resume the status of authorized but unissued shares of Series A or Series B Preferred Stock, as the case may be, but this corporation may not reissue or vote any such

Series A or Series B Preferred Stock until all of the Series A and Series B Preferred Stock designated by this Certificate have been redeemed and/or converted.

     G. Notices of Record Date. If this corporation establishes a record date for the purpose of determining the holders of any class of securities who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, this corporation shall mail at least 20 days prior to the record date to each holder of Series B Preferred Stock, addressed to each such holder at the holder's post office address appearing in the records of this corporation, a notice specifying such record date and the amount and character of such dividend, distribution or right.


     H. No Preemptive Rights. No holder of either Common Stock or Preferred Stock shall have any preemptive right to purchase and/or subscribe to any additional shares of any class of stock which may be issued at any time by this corporation.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Determination on this 21 day of January, 1987.




                                             /s/ Robert J. Harvey
                                             ----------------------------
                                             Robert J. Harvey
                                             President



                                             /s/ Kathleen Cozzetta
                                             ----------------------------
                                             Kathleen Cozzetta
                                             Secretary

     Robert J. Harvey and Kathleen Cozzetta each declare under penalty of perjury that he/she has read the foregoing certificate and knows the contents thereof and that the same is true of his own knowledge.

     Executed at Berkeley, California, on January 21, 1987.

                                              /s/ Robert J. Harvey
                                              ----------------------------------
                                              Robert J. Harvey


                                              /s/ Kathleen Cozzetta
                                              ----------------------------------
                                              Kathleen Cozzetta

                                AMENDMENT TO THE
                      AMENDED CERTIFICATE OF DETERMINATION
                                       OF
                        THORATEC LABORATORIES CORPORATION


     Robert J. Harvey and Kathleen Cozzetta certify  that:

     1. They are the president and the secretary, respectively, of Thoratec Laboratories Corporation, a California corporation.

     2. The number of shares of Preferred Stock which this corporation is authorized to issue is 2,500,000, of which (1) 540,541 have previously been designated Series A Preferred Stock pursuant to a Certificate of Determination duly adopted by the Board of Directors and filed with the California Secretary of State on December 3, 1984, and (2) 500,000 have previously been designated Series B Preferred Stock pursuant to a Certificate of Determination duly adopted by the Board of Directors and all of the holders of the Series A Preferred Stock and filed with the California Secretary of State on January 23, 1987.

     3. The corporation has issued and there are presently outstanding 502,518 shares of Series A Preferred Stock and 6,349,087 shares of Common Stock. No shares of Series B Preferred Stock have been issued to date.

     4. The Board of Directors has adopted the resolutions set forth below. There are no shares of Series B Preferred Stock outstanding and entitled to vote.

     WHEREAS, the articles of incorporation authorize the Preferred Stock of the corporation to be issued in series and authorize the Board of Directors to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares and designation of any such series, and

     WHEREAS, the Board of Directors has established a series of Preferred Stock designated as Series B Preferred Stock pursuant to an Amended Certificate of Determination filed January 23, 1987 with the California Secretary of State, and

     WHEREAS, this corporation has not issued any shares of Series B Preferred Stock to date, and

     WHEREAS, the Board of Directors desires to amend Section E.2 (ii) of the Amended Certificate of Determination relating to the rights, preferences, privileges and restrictions granted to the Series B Preferred Stock to exclude additional securities from the definition of "Additional Stock."

     NOW, THEREFORE, IT IS

          RESOLVED, that Section E.2 (ii) of the Amended Certificate of Determination is hereby amended and restated in its entirety to read as follows:

     (ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to paragraph E.2(i)(d)) by this corporation after December 31, 1986, other than:

               (a) Shares of Common Stock and options and warrants to issue shares of Common Stock aggregating 2,700,000 shares (as presently constituted) issuable to employees, officers, directors or consultants of the corporation directly or upon exercise of such options and warrants; provided that the 2,700,000 shares shall be reduced on a share for share basis to the extent the company reduces the exercise price of any options outstanding on December 31, 1986 to a price less than $0.80 per share (as presently constituted);

               (b) 30,000 shares of Common Stock (as presently constituted) issuable upon exercise of warrants outstanding as of December 31, 1986;

(c) Up to 3,750,000 shares of Common Stock (as presently constituted) issuable upon conversion of the Series B Preferred Stock;

(d) A convertible secured promissory note issued to Wells Fargo Bank, N.A. (the "Bank") pursuant to the Amended and Restated Loan Agreement, dated as of December 31, 1986, between the Bank and this corporation and its subsidiaries and the 500,000 shares of Series B Preferred Stock (as presently constituted) issuable upon conversion of such note;

(e) Warrants to purchase an aggregate of 1,900,000 shares of Common Stock (as presently constituted) issued to Paul F. Glenn, Christy Bell and Bradley Resources Company pursuant to the Interim Loan Agreement dated as of June 5, 1987, as amended by the First, Second and Third Amendment to such Interim Loan Agreement (as so amended, the "Interim Loan Agreement"), and the shares of Common Stock issuable upon the exercise of such warrants;

(f) Warrants to purchase an aggregate of 4,000,000 shares of Common Stock (as presently constituted)issued to the Bank, and the shares of Common Stock issuable upon the exercise of such warrants;

(g) Warrants to purchase an aggregate of 1,000,000 shares of Common Stock (as presently constituted) issuable to the Bank pursuant to the terms of the Loan Acquisition Agreement dated as of March 9, 1988 by and among this corporation, the Bank and Paul F. Glenn, and the shares of Common Stock issuable upon the exercise of such warrants;

(h) Convertible secured promissory notes issued or issuable to Paul F. Glenn, Christy Bell and Bradley Resources Company pursuant to the Interim Loan Agreement, and the shares of Common Stock (as presently constituted) issuable upon the conversion of such notes;

(i) Convertible promissory notes (convertible as to interest only) in principal amount of $250,000 and $100,000, respectively, issued to Ethicon, Inc. and J. Donald Hill, M.D., respectively, and the shares of Common Stock (as presently constituted) issuable upon the conversion of such notes;

(j) Options to purchase up to 1,000,000 shares of Common Stock (as presently constituted) issued or issuable pursuant to the 1988 Non-Qualified Stock Option Plan of this corporation, and the shares of Common Stock issuable upon the exercise of such options.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Amended Certificate of Determination on this 9th day of March, 1988.


                                        /s/ Robert J. Harvey
                                        ----------------------------------
                                        Robert J. Harvey
                                        President


                                        /s/ Kathleen Cozzetta
                                        ----------------------------------
                                        Kathleen Cozzetta
                                        Secretary

     Robert J. Harvey and Kathleen Cozzetta each declare under penalty of perjury that he/she has read the foregoing certificate and knows the contents thereof and that the same is true of his/her own knowledge.

     Executed at Berkeley, California, on March 9, 1988.



                                        /s/ Robert J. Harvey
                                        ----------------------------------
                                        Robert J. Harvey


                                        /s/ Kathleen Cozzetta
                                        ----------------------------------
                                        Kathleen Cozzetta

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

     ROBERT J. HARVEY and CHERYL D. HESS certify that:

     1. They are the President and Secretary, respectively, of THORATEC LABORATORIES CORPORATION, a California corporation.

     2. Article Fourth of the Articles of Incorporation of this corporation is amended to read as follows:

        This corporation is authorized to issue two classes of shares, which shall be known as Common Stock and Preferred Stock. The total number of shares of Common Stock which this corporation is authorized to issue is 100,000,000, and the total number of shares of Preferred Stock which this corporation is authorized to issue is 2,500,000.

     3. The foregoing amendment to the Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing amendment to the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code. The total number of outstanding shares of the corporation entitled to vote with respect to the amendment was 42,523,751. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this 24 day of June, 1994.


                                 /s/ Robert J. Harvey
                                 -----------------------------------------------
                                 Robert J. Harvey, President


                                 /s/ Cheryl D. Hess
                                 -----------------------------------------------
                                 Cheryl D. Hess, Secretary


     The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.

     Executed at Berkeley, California on this 24 day of June, 1994.


                                 /s/ Robert J. Harvey
                                 -----------------------------------------------
                                 Robert J. Harvey


                                 /s/ Cheryl D. Hess
                                 -----------------------------------------------
                                 Cheryl D. Hess

                          CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF
                       THORATEC LABORATORIES CORPORATION

     D. KEITH GROSSMAN and CHERYL D. HESS hereby certify as follows:

     1. That they are the President and Secretary, respectively, of THORATEC LABORATORIES CORPORATION, a California corporation (the "Corporation").

     2. Article Fourth of the Articles of Incorporation of this Corporation is hereby amended in full to read as follows:

          "This corporation is authorized to issue two classes of shares, which shall be known as Common Stock and Preferred Stock. The total number of shares of Common Stock which this corporation is authorized to issue is 100,000,000 and the total number of shares of Preferred Stock which this corporation is authorized to issue is 2,500,000. Effective at 2 p.m. Pacific daylight time on June 3, 1996 (the "Effective Date"), each three shares of Common Stock of the Corporation outstanding shall be reconstituted and converted into one share of Common Stock. No fractional shares will be issued upon the Reverse Split. In lieu thereof, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest on the Effective Date. The number of authorized shares of Common Stock will remain 100,000,000.

     3. The foregoing amendment of the Articles of Incorporation of the Corporation has been duly approved by the Board of Directors.

     4. The foregoing amendment of the Articles of Incorporation of the Corporation has been duly approved by the required vote of the shareholders in accordance with Section 902 and 903 of the California Corporations Code. The total number of outstanding shares of the Corporation entitled to vote with respect to the amendment was 46,784,255 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our knowledge. Executed at Berkeley, California, this 3rd day of June, 1996.



                                   /s/ D. Keith Grossman
                                   ------------------------------------------
                                   D. KEITH GROSSMAN,
                                   President

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our knowledge. Executed at Charleston, South Carolina, this 3rd day of June, 1996.



                                   /s/ Cheryl D. Hess
                                   ------------------------------------------
                                   CHERYL D. HESS,
                                   Secretary

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                       THORATEC LABORATORIES CORPORATION


     D. Keith Grossman and Cheryl D. Hess hereby certify as follows:

     1. They are the President and Chief Executive Officer and Chief Financial Officer and Secretary, respectively, of Thoratec Laboratories Corporation, a California corporation (the "Corporation");

     2. The Amended and Restated Articles of Incorporation are hereby amended by deleting, in its entirety, Article FIRST thereof, and inserting in its place a new Article FIRST that reads, in its entirety as follows:

          "FIRST: The name of this corporation is Thoratec Corporation."

     3. The foregoing amendment to the Corporation's Articles of Incorporation has been duly approved by the Corporation's Board of Directors.

     4. The foregoing amendment to the Corporation's Articles of Incorporation has been duly approved by the required vote of the Corporation's shareholders in accordance with Sections 902 and 903 of the California Corporations Code. The total number of outstanding shares of the Corporation entitled to vote with respect to the amendment was 22,421,775 shares of Common Stock. There are no shares of Preferred Stock outstanding. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50 percent.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

     IN WITNESS WHEREOF, the undersigned have executed this certificate this 13 day of February 2001.



                                           /s/ D. Keith Grossman
                                           ---------------------
                                           D. Keith Grossman,
                                           President and Chief Executive Officer



                                            /s/ Cheryl D. Hess
                                           ---------------------
                                           Cheryl D. Hess,
                                           Chief Financial Officer and Secretary

                          Certificate of Determination

                                       of

                            Series RP Preferred Stock

                                       of

                              Thoratec Corporation

          (Pursuant to Section 401 of the California Corporations Code)


      1. I, M. Wayne Boylston, Senior Vice President, Chief Financial Officer and Secretary of Thoratec Corporation (the "CORPORATION"), a corporation organized and existing under the Corporations Code of the State of California, in accordance with Section 401 thereof, DO HEREBY CERTIFY:

      2. That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors on May 2, 2002, adopted the following resolutions creating a series of 100,000 shares of Preferred Stock designated as Series RP Preferred Stock, none of which have been issued.

      RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation under its Amended and Restated Articles of Incorporation, the Board of Directors hereby creates a series of 100,000 shares of Series RP Preferred Stock, without par value, of the Corporation and hereby determines that the designation and number of shares that stock and their rights, preferences and limitations (in addition to the provisions set forth in the Amended and Restated Articles of Incorporation of the Corporation, which are applicable to preferred stock of all classes and series), shall be as set forth below:

                            Series RP Preferred Stock

      Section 1. DESIGNATION, PAR VALUE AND AMOUNT. The shares of such series shall be designated as "Series RP Preferred Stock" (hereinafter referred to as "SERIES RP PREFERRED STOCK"), the shares of such series shall be without par value, and the number of shares constituting such series shall be 100,000; provided, however, that, if more than a total of 100,000 shares of Series RP Preferred Stock shall be issuable upon the exercise of Rights (the "RIGHTS") issued pursuant to the Rights Agreement dated as of May 2, 2002 between the Corporation and Computershare Trust Company, Inc., a Colorado corporation, as Rights Agent (as amended from time to time, the "AGREEMENT"), the Board of Directors of the Corporation shall direct by resolution or resolutions that a certificate be properly executed, acknowledged and filed providing for the total number of shares of Series RP Preferred Stock authorized to be issued to be increased (to the extent that the Restated Certificate of Incorporation then permits) to the largest number of whole shares of Series RP Preferred Stock (rounded up to the nearest whole number) issuable upon exercise of the Rights.

      Section 2. DIVIDENDS AND DISTRIBUTIONS

            2.1 Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series RP Preferred Stock with respect to dividends, the holders of shares of Series RP Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of assets legally available for that purpose, quarterly dividends payable in cash on the first business day of March, June, September and December in each year (each such date being referred to herein as a "QUARTERLY DIVIDEND PAYMENT DATE"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series RP Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (A) $1.00 or (B) subject to the provision for adjustment set forth in Section 6.1, 1,000 times the total per share amount of any and all cash dividends, and 1,000 times the total per share amount (payable in kind) of any and all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, no par value, of the Corporation (the "COMMON STOCK") or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series RP Preferred Stock.

            2.2 The Corporation shall declare a dividend or distribution on the Series RP Preferred Stock as provided in Section 2.1 above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series RP Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

            2.3 Dividends shall begin to accrue and be cumulative on outstanding shares of Series RP Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series RP Preferred Stock, unless the date of issue of such shares is before the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issuance of such shares, or unless the date of issuance is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series RP Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series RP Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series RP Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 30 days before the date fixed for the payment thereof.

      Section 3 VOTING RIGHTS. The holders of shares of Series RP Preferred Stock shall have the following voting rights:



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
            3.1 Except as provided in Section 3.3 and subject to the provision for adjustment hereinafter set forth, each share of Series RP Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation.

            3.2 Except as otherwise provided herein or by law, the holders of shares of Series RP Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

            3.3 The following additional provisions shall apply with respect to the voting of shares of Series RP Preferred Stock: If, on the date used to determine shareholders of record for any meeting of shareholders for the election of directors, a default in preference dividends (as defined below) on the Series RP Preferred Stock shall exist, the holders of the Series RP Preferred Stock shall have the right, voting as a class as described in Section 3.3(B) below, to elect two directors (in addition to the directors elected by holders of Common Stock of the Corporation). Such right may be exercised: (i) at any meeting of shareholders for the election of directors or (ii) at a meeting of the holders of shares of Voting Preferred Stock (as hereinafter defined), called for the purpose in accordance with the Bylaws of the Corporation, until all such cumulative dividends (referred to above) shall have been paid in full or until non-cumulative dividends have been paid regularly for at least one year. The right of the holders of Series RP Preferred Stock to elect two directors, as described above, shall be exercised as a class concurrently with the rights of holders of any other series of Preferred Stock upon which voting rights to elect such directors have been conferred and are then exercisable. The Series RP Preferred Stock and any additional series of Preferred Stock that the Corporation may issue and that may provide for the right to vote with the foregoing series of Preferred Stock are collectively referred to herein as "VOTING PREFERRED STOCK." Each director elected by the holders of shares of Voting Preferred Stock shall be referred to herein as a "PREFERRED DIRECTOR." A Preferred Director shall continue to serve as such for a term of one year, except that upon any termination of the right of all holders of Voting Preferred Stock to vote as a class for Preferred Directors, the term of office of Preferred Directors then serving shall terminate. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Voting Preferred Stock then entitled to vote for the election of directors, present (in person or by proxy) and voting together as a single class: (i) at a meeting of the shareholders or (ii) at a meeting of the holders of shares of such Voting Preferred Stock, called for the purpose in accordance with the Bylaws of the Corporation. So long as a default in any preference dividends of the Series RP Preferred Stock shall exist or the holders of any other series of Voting Preferred Stock shall be entitled to elect Preferred Directors: (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Voting Preferred Stock entitled to vote for the election of directors, present (in person or by proxy) and voting together as a single class, at such time as the removal shall be effected. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever (1) no default in preference dividends on the Series RP Preferred Stock shall exist and (2) the holders of other series of Voting Preferred Stock shall no longer be entitled to elect such Preferred Directors, then the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For purposes hereof, a "DEFAULT IN PREFERENCE DIVIDENDS"

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
on the Series RP Preferred Stock shall be deemed to have occurred whenever the amount of cumulative and unpaid dividends on the Series RP Preferred Stock shall be equivalent to six full quarterly dividends or more (whether or not consecutive), and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all cumulative dividends on all shares of the Series RP Preferred Stock then outstanding shall have been paid through the last Quarterly Dividend Payment Date or until, but only until, non-cumulative dividends have been paid regularly for at least one year.

      Section 4. CERTAIN RESTRICTIONS

            4.1 Whenever quarterly dividends or other dividends or distributions payable on the Series RP Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series RP Preferred Stock outstanding shall have been paid in full, the Corporation shall not: (A) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series RP Preferred Stock, (B) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series RP Preferred Stock, except dividends paid ratably on the Series RP Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled, (C) purchase or otherwise acquire for consideration (except as provided below) shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series RP Preferred Stock, provided that the Corporation may at any time purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series RP Preferred Stock, or (D) purchase or otherwise acquire for consideration any shares of Series RP Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series RP Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            4.2 The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4.1, purchase or otherwise acquire such shares at such time and in such manner.

      Section 5. REACQUIRED SHARES. Any shares of Series RP Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, in any other certificate or amendment creating a series of Preferred Stock or as otherwise required by law.

      Section 6. LIQUIDATION, DISSOLUTION OR WINDING UP

            6.1 Subject to the prior and superior rights of holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series RP Preferred Stock with respect to rights upon liquidation, dissolution or winding up (voluntary or otherwise), if the assets available to permit payment to the holders of Series RP Preferred Stock and Common Stock pursuant to this Section 6 are:

                  (a) less than or equal to the greater of (i) 1,000 times $70.00 per share of Series RP Preferred Stock, or (ii) 1,000 times any payments made pursuant to this Section 6 for each share of Common Stock plus an amount equal to accrued and unpaid dividends and distributions thereon whether or not declared (such greater amount is referred to as the "SERIES RP LIQUIDATION PREFERENCE"), then all such assets shall be distributed ratably to the holders of shares of Series RP Preferred Stock.

                  (b) greater than the Series RP Liquidation Preference but less than or equal to the sum of (i) the Series RP Liquidation Preference plus (ii) an amount in respect of each share of Common Stock (the "CAPITAL ADJUSTMENT") equal to the quotient obtained by dividing (A) the Series RP Liquidation Preference by (B) 1,000 (as appropriately adjusted as set forth in Section 6.3 to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (B) being hereafter referred to as the "ADJUSTMENT NUMBER"), then no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series RP Preferred Stock unless, prior thereto, the holders of shares of Series RP Preferred Stock shall have received per share an amount equal to the Series RP Liquidation Preference. Subject to the prior and superior rights of holders of any shares of any series of Preferred Stock, the remaining assets available for distribution shall be distributed ratably to the holders of shares of Common Stock.

                  (c) greater than the amount necessary to pay the Series RP Liquidation Preference in full and the Capital Adjustment in full, then all such assets shall be distributed to the holders of Series RP Preferred Stock and holders of Common Stock in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

            6.2 If, in applying Section 6.1, there are some, but not sufficient, assets available to permit payment in full of the Series RP Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series RP Preferred Stock, then such remaining assets shall be distributed ratably to the holders of Series RP Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

            6.3 If the Corporation shall (A) declare any dividend on Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, or (C) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately before such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of

Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock outstanding immediately before such event.

      Section 7. CONSOLIDATION, MERGER, ETC. If the Corporation is party to any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in any such case, the shares of Series RP Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number (as appropriately adjusted as set forth in Section 6.3 to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) times the total amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

      Section 8. NO REDEMPTION. The shares of Series RP Preferred Stock shall not be redeemable.

      Section 9. RANKING. The Series RP Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such other series shall provide otherwise.

      Section 10. AMENDMENT. The Amended and Restated Articles of Incorporation of the Corporation shall not be further amended in any manner that would materially alter or change the powers, preferences or special rights of the Series RP Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series RP Preferred Stock, voting separately as a class.

      Section 11. FRACTIONAL SHARES. Series RP Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series RP Preferred Stock.

      RESOLVED FURTHER, that each officer of the Corporation be, and each of them hereby is, authorized to sign a Certificate of Determination with respect to the Series RP Preferred Stock pursuant to Section 401 of the California Corporations Code and to cause that certificate to be filed with the Secretary of State of the State of California.

      3. There are no shares of the Corporation's Series A Preferred Stock or Series B Preferred Stock issued and outstanding.

      IN WITNESS WHEREOF, I further declare under penalty of perjury under the laws of the state of California that the matters set forth in the foregoing certificate are true and correct of my own knowledge.

Dated  May 2, 2002




                                /s/ M. Wayne Boylston
                                ------------------------------------------------
                                Name:  M. Wayne Boylston
                                Title: Senior Vice President, Chief Financial
                                       Officer and Secretary



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